Loss per share	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Loss per share

25. Loss per share

Loss per share is computed by dividing net loss by the weighted average number of the Company’s common shares outstanding during the period.

	2025	2024
	US$	US$
Net loss	(4,760,894)	(633,257)
Loss attributable to ordinary shareholders	(4,760,894)	(633,257)

Weighted average number of ordinary shares	13,986,738	8,676,595

Basic and diluted loss per share	(0.34)	(0.07)

Loss per share for all periods presented has been adjusted retrospectively to reflect the impact of the 1-for-3 reverse share split effected on April 24, 2026, as if the transaction had occurred at the beginning of the earliest period presented. Prior to giving effect to the reverse share split, the loss per share based on the pre-split weighted average number of shares for the financial years ended December 31, 2025 and 2024 was $(0.11) per share and $(0.02) per share, respectively.